                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.



     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

-------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

     (3) Filing party:

-------------------------------------------------------------------------------

     (4) Date filed:

-------------------------------------------------------------------------------

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                     International Multi-Manager Stock Fund
                                Money Market Fund

                                  July 15, 2004

Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Trust, with respect to the International Multi-Manager Fund and the Money Market Fund, each a series of the Trust, to be held at 2:00 PM (Eastern time) on August 9, 2004, at the Trust's offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

George Stevens
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                     3435 Stelzer Road, Columbus, Ohio 43219

July 15, 2004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders of the International Multi-Manager Stock Fund and the Money Market Fund, each a series (the "Funds") of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on August 9, 2004 at 2 p.m. (Eastern time) for the following purposes:

      INTERNATIONAL MULTI-MANAGER STOCK FUND (the Fund invests all of its investable assets in the International Equity Portfolio, hereafter known as the Portfolio):

      (1)   To elect a Board of Trustees of the Portfolio's Trust;

      (2) To approve changes to certain fundamental investment policies of the Fund and the Portfolio;

      (3) To authorize the Trust, on behalf of the Fund, to vote at a meeting of the Portfolio's Trust to approve a Conversion Agreement;

      MONEY MARKET FUND:

      (4) To approve a change to the Fund's fundamental investment policy on concentration of investments in any one industry; and

      BOTH FUNDS:

      (5) To transact any other business that may properly come before the Board of Trustees, or any adjournment thereof, in the discretion of the proxies or their substitutes.

    Shareholders of record at the close of business on June 14, 2004 are entitled to notice of, and to vote at, the Meeting.

George Stevens
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 9, 2004

                     International Multi-Manager Stock Fund
                                Money Market Fund
                                 (each a "Fund")

INTRODUCTION

      This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 2:00 p.m. (Eastern Standard time) on August 9, 2004, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about July 15, 2004.

      The International Multi-Manager Stock Fund seeks its investment objectives by investing all of its investable assets in International Equity Portfolio ("Portfolio") of the AMR Investment Services Trust ("AMR Trust"), which has investment objectives identical to the Fund. AMR Investment Services, Inc. serves as manager and administrator to the AMR Trust (the "Manager"). At a meeting of interest holders of the AMR Trust, the Fund will vote its interest in the Portfolio of the AMR Trust in proportion to the votes cast by the Fund's shareholders when a meeting of interest holders of the Portfolio of the AMR Trust is called. The Trust or Fund will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because the Trust's/Fund's votes are proportionate to its percentage interest in the AMR Trust, the majority of the AMR Trust's interest holders could approve an action against which a majority of the outstanding voting securities of the Trust, on behalf of the Fund, had voted. Similarly, the majority of the Portfolio's interest holders could approve an action against which a majority of the voting securities of the Fund had voted.

ANNUAL AND SEMI-ANNUAL REPORT

      COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. COPIES OF THE REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-266-8787.

PROPOSALS FOR SHAREHOLDER APPROVAL

      The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Fund(s) you own.

            FUNDS                                     PROPOSALS
            -----                                     ---------
 INTERNATIONAL MULTI-MANAGER   PROPOSAL 1:
 STOCK FUND                    Election of Board of Trustees of the AMR Trust.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 2(a):
STOCK FUND                     Approval of a change to the fundamental investment
                               limitation on investments in commodities with respect to
                               the Fund and the Portfolio.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 2(b):
STOCK FUND                     FUND Approval of a change to the fundamental
                               investment limitation on lending securities with
                               respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 2(c):
STOCK FUND                     FUND Approval of deleting the fundamental
                               investment limitation on affiliated transactions
                               with respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 2(d):
STOCK FUND                     Approval of a change to the fundamental investment
                               limitation on the issuance of senior securities with
                               respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 2(e):
STOCK FUND                     Approval of a change to the fundamental
                               investment limitation on borrowing with respect
                               to the Fund and the Portfolio.

INTERNATIONAL MULTI-MANAGER    PROPOSAL 3:
STOCK FUND                     Approval of a Conversion Agreement and a related
                               new Declaration of Trust for the AMR Trust.

                               PROPOSAL 4:
MONEY MARKET FUND              Approval of a change to the Fund's fundamental investment
                               limitation on concentration of investments in any one
                               industry.

SOLICITATION OF PROXIES

      In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

      The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

      Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting.

      Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

      Each of proposals 2, 3, and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 1 requires the affirmative vote of a plurality of votes cast of the International Multi-Manager Stock Fund.

      The Board of Trustees of the Trust has fixed the close of business on June 14, 2004 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. See "Substantial Shareholders" for record date shares of each Fund.

  PROPOSAL 1 (SHAREHOLDERS OF THE INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY)

                   ELECTION OF BOARD OF TRUSTEES OF AMR TRUST

      The Portfolio is presently soliciting votes for this proposal and Proposals 2 and 3 to be voted at a meeting of interestholders of the Portfolio on August 11, 2004. The Trust will cast its vote on behalf of the Fund at the interestholders' meeting of the Portfolio in proportion to the votes received by Fund shareholders with respect to Proposals 1, 2, and 3. Proposal 1 relates to the election of eight Trustees to the Board of Trustees of the AMR Trust (the "AMR Trust Board"). The AMR Trust Board has nominated the individuals listed below for election as Trustees, each to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. Five of the nominees (William F. Quinn, Alan D. Feld, Stephen D. O'Sullivan, R. Gerald Turner and Kneeland Youngblood) currently serve as Trustees of the AMR Trust. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election. Only shareholders of the International Multi-Manager Fund are being asked to vote on the election of Trustees for the AMR Trust.

      W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman were selected by the AMR Trust Board's Nominating Committee and recommended to the independent AMR Trust Board members for election on April 29, 2004. The independent AMR Trust Board members nominated and recommended their election by shareholders on April 29, 2004.

      Messrs. Quinn and Feld are deemed to be "interested persons" of the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more investment advisers of the AMR Trust.

      The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

      The eight nominees for Trustee of the AMR Trust Board, their ages, a description of their principal occupations during the past five years, and the number of AMR Trust shares owned by each are listed in the tables below. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155. None of the nominees hold shares of the Funds.

                                                             NUMBER
                                                               OF
                                                           PORTFOLIOS
                                                            IN FUND
                         POSITION,                          COMPLEX*
                          TERM OF                           OVERSEEN
                         OFFICE AND          PRINCIPAL          BY
                       LENGTH OF TIME      OCCUPATION(S)   TRUSTEE OR
NAME, AGE AND             WITH THE         DURING PAST 5   NOMINEE FOR           CURRENT
  ADDRESS                  TRUSTS             YEARS         TRUSTEE           DIRECTORSHIPS
-------------          --------------      -------------   -----------        -------------
INTERESTED
TRUSTEES/NOMINEES

                       Term
                       Lifetime of
                       Trust until
                       removal,
                       resignation or
                       retirement**
-----------------------------------------------------------------------------------------------
William F.             Trustee and         President, AMR        27            Director,
 Quinn*** (56)         President of the    Investment                          American
                       AMR                 Services, Inc.                      Airlines
                       Trust since         (1986-Present).                     Federal
                       1995                                                    Credit
                                                                               Union
                                                                               (1979-1986,
                                                                               2003-Present);
                                                                               Chairman,
                                                                               American
                                                                               Airlines
                                                                               Federal
                                                                               Credit
                                                                               Union
                                                                               (1989-2003);
                                                                               Chairman,
                                                                               Defined
                                                                               Benefit
                                                                               Sub-Committee,
                                                                               Committee
                                                                               for
                                                                               the
                                                                               Investment
                                                                               of
                                                                               Employee
                                                                               Benefits
                                                                               (1982-Present);
                                                                               Director,
                                                                               Crescent
                                                                               Real
                                                                               Estate

                                                             NUMBER
                                                               OF
                                                           PORTFOLIOS
                                                            IN FUND
                         POSITION,                          COMPLEX*
                          TERM OF                           OVERSEEN
                         OFFICE AND          PRINCIPAL          BY
                       LENGTH OF TIME      OCCUPATION(S)   TRUSTEE OR
NAME, AGE AND             WITH THE         DURING PAST 5   NOMINEE FOR           CURRENT
  ADDRESS                  TRUSTS             YEARS         TRUSTEE           DIRECTORSHIPS
-------------          --------------      -------------   -----------        -------------
                                                                              Equities,
                                                                              Inc.
                                                                              (1994-Present);
                                                                              Director,
                                                                              Pritchard,
                                                                              Hubble
                                                                              &
                                                                              Herr,
                                                                              LLC
                                                                              (investment
                                                                              adviser)
                                                                              (2001-Present);
                                                                              Advisory
                                                                              Director,
                                                                              Southern
                                                                              Methodist
                                                                              University
                                                                              Endowment
                                                                              Fund
                                                                              (1996-Present);
                                                                              Member
                                                                              of
                                                                              Advisory
                                                                              Board, Southern
                                                                              Methodist University
                                                                              Cox School of Business
                                                                              (1999-Present).

                                                             NUMBER
                                                               OF
                                                           PORTFOLIOS
                                                            IN FUND
                         POSITION,                          COMPLEX*
                          TERM OF                           OVERSEEN
                         OFFICE AND          PRINCIPAL          BY
                       LENGTH OF TIME      OCCUPATION(S)   TRUSTEE OR
NAME, AGE AND             WITH THE         DURING PAST 5   NOMINEE FOR              CURRENT
  ADDRESS                  TRUSTS             YEARS         TRUSTEE              DIRECTORSHIPS
-------------          --------------      -------------   -----------           ------------
Alan D.                Trustee of the      Partner, Akin,        27           Director, Clear
Feld*** (67)           AMR Trust           Gump,Strauss,                      Channel Communications
                       since 1996          Hauer & Feld,                      (1984-Present);
                                           LLP (law firm)                     Trustee, CenterPoint
                                           (1960-Present).                    Properties
                                                                              1994-Present).

NON-INTERESTED
TRUSTEES
                       TERM
                       LIFETIME OF
                       TRUST UNTIL
                       REMOVAL,
                       RESIGNATION
                       OR
                       RETIREMENT**
------------------------------------------------------------------------------------------------------------
Stephen D.             Trustee of the      Consultant           27                   None.
O'Sullivan(68)         AMR Trust           (airline
                       since 1995          industry)
                                           (1994-Present).



R. Gerald Turner (58)  Trustee of          President,                                Director, J.C. Penney
225 Perkins Admin.     the  AMR            Southern                                  Company, Inc.
Bldg., Southern        Trust since         Methodist                                 (1996-Present);
Methodist              2001                University                                Director, Kronus
                                           (1995-Present).                           Worldwide Inc.

                                                             NUMBER
                                                               OF
                                                           PORTFOLIOS
                                                            IN FUND
                         POSITION,                          COMPLEX*
                          TERM OF                           OVERSEEN
                         OFFICE AND          PRINCIPAL          BY
                       LENGTH OF TIME      OCCUPATION(S)   TRUSTEE OR
NAME, AGE AND             WITH THE         DURING PAST 5   NOMINEE FOR              CURRENT
   ADDRESS                 TRUSTS             YEARS         TRUSTEE              DIRECTORSHIPS
-------------          --------------      -------------   -----------           ------------
Univ., Dallas,                                                                  (chemical
Texas 75275                                                                     manufacturing)
                                                                                (2003-Present);
                                                                                Director, First
                                                                                Broadcasting
                                                                                Investment Partners,
                                                                                LLC (2003-Present);
                                                                                Member, United Way of
                                                                                Dallas Board of
                                                                                Directors; Member,
                                                                                Salvation Army of
                                                                                Dallas Board of
                                                                                Directors; Member,
                                                                                Methodist Hospital
                                                                                Advisory Board;
                                                                                Member, Knight
                                                                                Commission on
                                                                                Intercollegiate
                                                                                Athletics.

Kneeland               Trustee of          Managing             27              Trustee, The Hockaday
Youngblood             the                 Partner, Pharos                      School (1997-Present);
(48)                   AMR Trust           Capital Group,                       Director, Starwood
100 Crescent           since 1996          LLC(a private                        Hotels and Resorts
Court,                                     equity (a                            (2001-Present);
Suite 1740,                                private equity                       Member, Council on
Dallas,                                    firm)                                Foreign Relations
Texas 75201                                 (1998-Present).                     (1995-Present);
                                                                                Trustee,

                                                                   NUMBER
                                                                     OF
                                                                 PORTFOLIOS
                                                                   IN FUND
                        POSITION,                                 COMPLEX*
                         TERM OF                                  OVERSEEN
                       OFFICE AND                                    BY
                        LENGTH OF          PRINCIPAL             TRUSTEE OR
                          TIME           OCCUPATION(S)             NOMINEE
NAME, AGE AND           WITH THE         DURING PAST 5               FOR            CURRENT
  ADDRESS                TRUSTS              YEARS                 TRUSTEE       DIRECTORSHIPS
  -------              ----------        -------------           ----------      -------------
                                                                                 St. Mark's School
                                                                                 of Texas (2002-
                                                                                 Present).

 NOMINEES
 FOR NON-
INTERESTED
 TRUSTEES

W. Humphrey            Nominee for       Consultant(mutual            27         Board Member,
Bogart (60)            Trustee of the    fund industry),                         Baylor University
                       AMR Trust         New River Canada                        Medical Center
                                         Ltd. (mutual fund                       Foundation (1992-
                                         servicing                               Present).
                                         company) (1998-
                                         2003).

Brenda A. Cline        Nominee for       Vice President,              27         Trustee, Texas
(43)                   Trustee of the    Chief Financial                         Christian
301 Commerce           AMR Trust         Officer, Treasurer                      University (1999-
Street, Suite                            and Secretary,                          present); Trustee,
2240                                     Kimbell Art                             W.I. Cook
Fort Worth, TX                           Foundation (1993-                       Foundation, Inc.
76102                                    Present).                               (d/b/a Cook
                                                                                 Children's Health
                                                                                 Foundation)
                                                                                 (2001-present).

Richard A.             Nominee for       Senior Vice                  27         None
Massman (60)           Trustee of the    President and
                       AMR Trust         General Counsel,
                                         Hunt Consolidated,
                                         Inc. (holding
                                         company engaged
                                         in energy, real

                                                                   NUMBER
                                                                     OF
                                                                 PORTFOLIOS
                                                                  IN FUND
                        POSITION,                                 COMPLEX*
                         TERM OF                                  OVERSEEN
                       OFFICE AND                                    BY
                        LENGTH OF          PRINCIPAL             TRUSTEE OR
                          TIME           OCCUPATION(S)            NOMINEE
NAME, AGE AND           WITH THE         DURING PAST 5              FOR             CURRENT
  ADDRESS                TRUSTS              YEARS                TRUSTEE        DIRECTORSHIPS
  -------              ----------        -------------           ----------      -------------
                                         estate, farming,
                                         ranching and
                                         venture capital
                                         activities) (1994-
                                         Present).

OFFICERS

Nancy A. Eckl          Vice              Vice President,             N/A             N/A
(41)                   President         Trust Investments,
                       since 1990        AMR Investment
                                         Services, Inc.
                                         (1990-Present).

Michael W.             Vice              Vice President,             N/A              N/A
Fields (50)            President         Fixed Income
                       since 1989        Investments, AMR
                                         Investment
                                         Services, Inc.
                                         (1988-Present).

Barry Y.               Vice              Vice President,             N/A              N/A
Greenberg (41)         President         Legal and
                       since 1995        Compliance, AMR
                       and Secretary     Investment
                       since 2004        Services, Inc.
                                         (1995-Present).

Rebecca L.             Treasurer         Vice President,             N/A              N/A
Harris (37)            since 1995        Finance, AMR
                                         Investment
                                         Services, Inc.
                                         (1995-Present).

                                                                   NUMBER
                                                                     OF
                                                                 PORTFOLIOS
                                                                  IN FUND
                       POSITION,                                  COMPLEX*
                        TERM OF                                   OVERSEEN
                       OFFICE AND                                    BY
                       LENGTH OF           PRINCIPAL             TRUSTEE OR
                          TIME           OCCUPATION(S)            NOMINEE
NAME, AGE AND           WITH THE         DURING PAST 5              FOR             CURRENT
  ADDRESS                TRUSTS              YEARS                TRUSTEE        DIRECTORSHIPS
  -------              ---------         -------------           ----------      -------------
John B.                Vice              Vice President,            N/A              N/A
Roberson (46)          President         Director of Sales,
                       since 1989        AMR Investment
                                         Services, Inc.
                                         (1991-Present).

* The American AAdvantage Funds, AMR Trust, American AAdvantage Mileage Funds and American AAdvantage Select Funds (collectively, the "Fund Complex") consist of 27 portfolios.

** The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

*** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's sub-advisers.

      The AMR Trust has an Audit Committee, consisting of Messrs. Feld, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of the AMR Trust, as defined by the 1940 Act (collectively, the "Non-Interested Trustees"). The Audit Committee has adopted a charter setting forth its primary duties as follows: (1) to recommend to the AMR Trust Board auditors to be retained for the next fiscal year, (2) to meet with the AMR Trust's independent auditors as necessary, (3) to consider the effect upon the Portfolio of any changes in accounting principles or practices proposed by the Manager or the auditors, (4) to review the fees charged by the auditors for audit and non-audit services, (5) to investigate improprieties or suspected improprieties in Portfolio operations, (6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal years ended October 31 and December 31, 2003.

      The AMR Trust also has a Nominating Committee that is comprised of the Non-Interested Trustees (and Mr. Feld). The Nominating Committee has adopted a charter, which is included as Appendix A, setting forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full AMR Trust Board for membership on Board committees; and (4) review the Board's committee structure and duties. Shareholder recommendations for AMR Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the AMR Trust. The Nominating Committee did not meet during the fiscal years ended October 31 and December 31, 2003.

      With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will possess the following minimum qualifications:
(a) unquestioned personal integrity; (b) is not an "interested person" of the Manager or its affiliates within the meaning of the 1940 Act; (c) not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Portfolio and its shareholders; (e) has the ability to attend all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Non-Interested Trustee. The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-Interested Trustee. The Nominating Committee may use a search firm or other sources to identify and evaluating AMR Trust Board candidates.

      In recommending the election of Messrs. Bogart and Massman and Ms. Cline, the Nominating Committee noted the candidates' appropriate background experience and capabilities, integrity and diversity. The Committee also noted the importance of financial experience as a special skill, which each candidate possesses. In addition, with respect to Mr. Massman, the Committee considered his extensive legal background. As part of the nomination process, the nominees completed questionnaires requesting relevant information such as experience and material transactions. Each nominee was recommended to the Nominating Committee by the Chairman of the AMR Trust.

      During each fiscal year ended October 31, 2003 and December 31, 2003, the AMR Trust Board held a total of four meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he served during that time.

      Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155. All communications addressed to the AMR Trust Board of Trustees or any individual Trustee will be logged and sent to the AMR Trust Board or individual Trustee. The AMR Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

The Trustees and nominees who own shares of the Portfolio are listed in the following tables with the dollar range of their ownership in the Portfolio as of June 30, 2004.

AMR TRUST FUNDS          INTERESTED
                          TRUSTEES            NON-INTERESTED TRUSTEES
                          --------            -----------------------
                            QUINN     FELD   O'SULLIVAN    TURNER   YOUNGBLOOD
                            -----     ----   ----------    ------   ----------
INTERNATIONAL EQUITY        Over
                         $  100,000   None      None        None       None

AMR TRUST FUNDS           NOMINEES FOR NON-
                         INTERESTED TRUSTEES
                         --------------------
                           BOGART      CLINE     MASSMAN
                           ------      -----     -------
INTERNATIONAL EQUITY                 $10,001-
                            None     $50,000    $1-$10,000

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the AMR Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation, the Manager's parent company, during this period.

      In August 1999, Ms. Cline and her husband received a personal investment loan of $300,000 from JP Morgan Chase Bank, formerly Chase Bank of Texas. JP Morgan Chase Bank is affiliated with J.P. Morgan Investment Management Inc., a sub-adviser to the Large Cap Growth Fund. The loan was secured by the investment and guaranteed by Ben Fortson, a Trustee Emeritus. The loan was satisfied in January 2003. The investments involved purchases of interests in hedge funds unaffiliated with the Fund Complex or any advisers to the Funds.

      Prior to June 14, 2004, Mr. Massman was a Trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc.. Causeway Capital Management ("Causeway") perform advisory services for the Fidelity Pension Trust. Causeway is a sub-adviser to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisers of American AAdvantage Funds.

      As compensation for their service to the Fund Complex, Mr. Feld and the Non-Interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Fund Complex pays American Airlines the flight service charges incurred for these travel arrangements. The Fund Complex also compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees also are reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2003. The compensation amounts below include the flight service charges paid by the AMR Trust to American Airlines.

                                                                     TOTAL
                          AGGREGATE     PENSION OR RETIREMENT    COMPENSATION
                         COMPENSATION    BENEFITS ACCRUED AS     FROM THE FUND
                         FROM THE AMR      PART OF THE AMR          COMPLEX
NAME OF TRUSTEE             TRUST         TRUST'S EXPENSES         (27 FUNDS)
---------------             -----         ----------------          --------
                              INTERESTED TRUSTEES
William F. Quinn           $     0             $0                   $     0
Alan D. Feld               $15,832             $0                   $44,211

                          NON-INTERESTED TRUSTEES
Ben Fortson*               $ 2,743             $0                   $ 7,659
Dee J. Kelly, Jr.**        $ 7,048             $0                   $19,682
Stephen D. O' Sullivan     $16,115             $0                   $45,000
R. Gerald Turner           $ 5,834             $0                   $16,291
Kneeland Youngblood        $12,966             $0                   $36,207

* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

**  Mr. Kelly resigned from the Trust effective February 21, 2003.

      The AMR Trust Board has adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 must retire from the AMR Trust Board by the end of the calendar year in which the Trustee turns 70 and may elect Trustee Emeritus status. Alternately, a Trustee who has served on the AMR Trust Board for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the AMR Trust Board and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Fund Complex; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the AMR Trust Funds.

REQUIRED VOTE

      Election of each nominee as a Trustee of the AMR Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

               THE AMR TRUST BOARD AND THE BOARD EACH UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 1

  PROPOSAL 2 (Shareholders of the International Multi-Manager Stock Fund only)

                         APPROVAL OF CERTAIN CHANGES TO
                         THE FUND'S AND THE PORTFOLIO'S
                         FUNDAMENTAL INVESTMENT POLICIES

      As previously discussed in Proposal 1, the Fund is expected to cast its vote in connection with the proposals to be voted at the interestholders' meeting of the Portfolio on August 11, 2004. The AMR Trust Board seeks shareholder approval to modify certain fundamental investment policies of the Portfolio and, accordingly, the Fund's Board seeks shareholder approval to modify the same certain fundamental investment policies of the Fund. For easier reading throughout this section, the term "Fund" is used to refer to either the Fund or the Portfolio. These fundamental investment policies were adopted pursuant to the 1940 Act and can be changed only with shareholder approval ("fundamental policies"). Some of these fundamental policies reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Accordingly, the Board seeks to simplify and modernize the Fund's fundamental policies and to provide for greater flexibility in managing the Funds' assets. Summary descriptions of each proposed change to the Fund's fundamental policies are set forth below, together with a summary of the text of the corresponding current fundamental policies. Policies and limitations that the Fund has not specifically designated as being fundamental are considered to be non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Trust has adopted fundamental investment policies identical to those of the Portfolio. Thus, shareholders of the Fund are also being asked to vote on changing these policies with respect to the Portfolio. Each of the AMR Trust Board and the Board has determined that each recommended change is in the best interest of shareholders.

      PROPOSALS 2(a) : CHANGE IN FUNDAMENTAL POLICY ON INVESTMENTS IN
COMMODITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts and foreign currency futures contracts when consistent with other policies and limitations described in the Prospectuses. In addition, the Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.

      The proposed policy provides greater flexibility in managing the Portfolio's assets by clarifying that certain other investments such as swaps, caps and floors, are not prohibited under the new restriction. In order to simplify this fundamental investment restriction and to make the policy uniform among other funds managed by the Manager, the AMR Board and Board each proposes that this policy be changed as follows:

      The Portfolio may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      The proposed change clarifies that the Funds may invest in financial commodities such as futures contracts on indices and foreign currency transactions, while maintaining the prohibition on investing in physical commodities. However, there is no current intention by the Portfolio to change its investment strategies as a result of a change to this restriction. Furthermore, the change in the investment restriction is not considered substantive so as to require additional risk disclosures in the Fund's Prospectus and/or

Statement of Additional Information. To the extent the 1940 Act regulations involving this restriction are amended in the future, or other relief is obtained, so as to permit less restrictive investment parameters for the Fund, the Fund would amend such risk disclosures as deemed material or required by exemptive order issued by the SEC.

      PROPOSAL 2(b): CHANGE IN FUNDAMENTAL POLICY ON LENDING SECURITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides that the Portfolio may not:

      Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the SAI [Statement of Additional Information].

      The Board proposes that this policy be changed as follows:

      The Portfolio may not lend any security or make any other loan except (1) as otherwise permitted under the 1940 Act, (2) pursuant to a rule, order or interpretation issued by the SEC or its staff, (3) through the purchase of a portion of an issue of debt securities in accordance with the Portfolio's investment objective, policies and limitations, or (4) by engaging in repurchase agreements with respect to portfolio securities.

      The proposed policy provides greater flexibility in managing the Portfolio's assets by clarifying that the Portfolio may lend securities as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. Adoption of the proposed limitation on lending is not expected to affect the way in which the Portfolio is managed, the investment performance of the Portfolio, or the instruments in which the Portfolio invests. Furthermore, the change in the investment restriction is not considered substantive so as to require additional risk disclosures in the Fund's Prospectus and/or Statement of Additional Information. To the extent the 1940 Act regulations involving this restriction are amended in the future, or other relief is obtained, so as to permit less restrictive investment parameters for the Fund, the Fund would amend such risk disclosures as deemed material or required by exemptive order issued by the SEC.

      PROPOSALS 2(c): ELIMINATION OF FUNDAMENTAL POLICY REGARDING AFFILIATED TRANSACTIONS.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      Each of the AMR Trust Board and the Board proposes that this policy be eliminated because it merely restates a statutory prohibition under the 1940 Act and is just one of many listed thereunder. As such, the Portfolio is fully subject to this restriction regardless of whether the Portfolio has adopted a fundamental policy with respect to these activities.

      PROPOSALS 2(d): CHANGE IN FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Issue senior securities, except that the Portfolio may engage in when-issued and forward commitment securities transactions and may engage in foreign currency futures contracts and forward foreign currency exchange contracts.

      The proposed policy provides greater flexibility in managing the Portfolio's assets by clarifying that the Portfolio may not issue any senior security except as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. In order to clarify this fundamental investment restriction and to make the policy uniform among other funds managed by Manager, each of the AMR Trust Board and the Board proposes that this policy be changed as follows:

      The Portfolio may not issue any senior security except as otherwise permitted (1) under the 1940 Act or (2) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      There is no current intention of the Portfolio to change its investment strategies as a result of a change to this restriction. Furthermore, the change in the investment restriction is not considered substantive so as to require additional risk disclosures in the Fund's Prospectus and/or Statement of Additional Information. To the extent the 1940 Act regulations involving this restriction are amended in the future, or other relief is obtained, so as to permit less restrictive investment parameters for the Fund, the Fund would amend such risk disclosures as deemed material or required by exemptive order issued by the SEC.

      PROPOSALS 2(e): CHANGE IN FUNDAMENTAL POLICY ON BORROWING.

The 1940 Act establishes limits on the ability of the Portfolio to borrow money. Currently, the Portfolio's fundamental limitation on borrowing states that it may not:

      Borrow money, except from banks or through reverse repurchase agreements for temporary purposes. In addition, the Balanced Fund, Emerging Markets Fund, High Yield Bond Fund, International Equity Portfolio, Large Cap Growth Fund, Large Cap Value Fund, and Small Cap Value Fund may borrow money from the Manager or any of its affiliates for temporary purposes, and the Enhanced Income Fund may borrow money as permitted by law. The aggregate amount of borrowing for each Fund shall not exceed 10% of the value of the Fund's assets at the time of borrowing. Although not a fundamental policy, the Funds intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description of reverse repurchase agreements.

      THE FUND'S FUNDAMENTAL POLICY REGARDING BORROWING IS SUBSTANTIALLY SIMILAR TO THE FOREGOING POLICY OF THE PORTFOLIO AND STATES THAT THE FUND MAY NOT:

      Borrow money, except that the Fund may for temporary purposes, engage in reverse repurchase agreements and borrow money from the Fund's investment adviser, any of its affiliates or banks in an aggregate amount not to exceed 10% of the value of the Fund's total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

      The proposed policy provides greater flexibility in managing the Portfolio's assets by clarifying that the Portfolio may not borrow money except as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. In order to simplify this fundamental investment restriction and to make the policy uniform among other funds managed by the Manager, each of the AMR Trust Board and the Board proposes that this policy be changed as follows:

      The Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (1) as a temporary measure, (2) by entering into reverse repurchase agreements, and (3) by lending portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      The proposed change would make the Fund's limitation on borrowing money no more restrictive than required by the 1940 Act. Each of the AMR Trust Board and the Board of Trustees believes that changing the Fund's fundamental limitation on borrowing in this manner will permit the Portfolio to participate in an interfund lending program that would be beneficial to the interests of shareholders of the Portfolio. There is no current intention of the Portfolio to change its investment strategies as a result of a change to this restriction other than to participate in an interfund lending program, which is described below.

      On May 4, 2004, the SEC issued an order ("Order") permitting the Portfolio to participate in a credit facility whereby the Portfolio, under certain conditions, would be permitted to lend money directly to and borrow directly from other funds managed by the Manager for temporary purposes. The credit facility could provide a borrowing Portfolio with significant savings at times when the cash position of the Portfolio is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Portfolios have insufficient cash on hand to satisfy such redemptions. When the Portfolios liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

      The credit facility would reduce the Portfolio's potential borrowing costs and enhance the ability of the lending Portfolios to earn higher rates of interest on their short-term lending. Although the credit facility would reduce the Portfolio's need to borrow from banks, the Portfolio would be free to establish lines of credit or other borrowing arrangements with banks.

REQUIRED VOTE

      Approval of Proposals 2(a), 2(b), 2(c), 2(d) and 2(e) requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or
(2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. This change will not be implemented for the Portfolio, however, unless interestholders of both the Fund and any other funds investing in the Portfolio approve it.

            THE BOARDS OF EACH OF THE TRUST AND AMR TRUST UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 2

                                   PROPOSAL 3

                        APPROVAL OF CONVERSION AGREEMENT
                                  FOR AMR TRUST

      Each of the AMR Trust Board and the Board has approved, and recommends that the shareholders of the investment companies investing in the Portfolio and other series of the AMR Trust (collectively, "Feeder Funds") approve, the adoption of a Conversion Agreement, in the form attached to this Proxy Statement as Appendix B, pursuant to which the AMR Trust (and therefore the Portfolios) would convert to a Massachusetts business trust ("Conversion"). In approving the Conversion, shareholders also would be approving, in effect, a new Declaration of Trust for the AMR Trust ("New AMR Trust Declaration"), in the form attached as Appendix C. The AMR Trust's Board of Trustees elected pursuant to Proposal 1 would become the Board of Trustees of the New Trust (as defined below), which would adopt and execute the New AMR Trust Declaration.

      The AMR Trust was formed in 1995 as part of the implementation of a "master-feeder" structure. At that time, the AMR Trust was organized as a New York common law trust, rather than as a Massachusetts business trust (the domicile and form for the other trusts in the Fund Complex), due to perceived federal income tax advantages. Changes to the federal tax law since then have eliminated the benefits of using the New York common law trust structure. Accordingly, to help achieve the goal of uniformity across the Fund Complex, to provide the Trustees with greater flexibility (subject to applicable law) and broader authority to act without shareholder approval, and to allow the AMR Trust to operate in a more efficient and economical manner, the Board recommends that the AMR Trust convert to a Massachusetts business trust. Each of the AMR Trust Board and the Board has determined that the Conversion is in the best interest of the AMR Trust, each Portfolio, each Feeder Fund holding an interest in a Portfolio and, as a result, is in the best interest of shareholders of that Feeder Fund.

      The Conversion will only result in a change in form and domicile of the AMR Trust. It will not result in any change in the name, investment objective, principal investment strategies, investment advisers, portfolio managers, or services providers of any Portfolio, all of which will remain the same for its corresponding New Portfolio (as defined below). If the Conversion is approved, the AMR Trust would be governed by the New AMR Trust Declaration. The New AMR Trust Declaration is similar to the current Declaration of Trust for the AMR Trust, except as noted below.

Only shareholders of the Feeder Funds, including the International Multi-Manager Stock Fund, are being asked to vote on the Conversion.

      THE FOLLOWING SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE CONVERSION AGREEMENT ITSELF, WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT, AND THE NEW AMR TRUST DECLARATION ITSELF, WHICH IS ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT.

Conversion Agreement

      To accomplish the Conversion, a new "shell" trust ("New Trust") with four portfolios (each a "New Portfolio") will be organized as a Massachusetts business trust. If approved, each current Portfolio would transfer all of its assets to its corresponding New Portfolio, which would assume all of the current Portfolio's liabilities, in exchange for an interest in the New Portfolio, on a date (to be determined by the Board and the Manager) as soon as practicable following approval of the Conversion. Immediately thereafter, each Portfolio would distribute its interest in the New Portfolio to its interestholders (such as the Feeder Funds) in complete liquidation. Each Portfolio will be terminated as soon as practicable thereafter. Upon completion of the Conversion, a Feeder Fund will hold an interest in a New Portfolio, equal in net value to the interest it held in the corresponding Portfolio immediately before the Conversion.

      It is anticipated that the Conversion will not be a taxable event, with the results that (1) no Portfolio, New Portfolio, Feeder Fund, shareholder of any Feeder Fund, or any other interestholder in a Portfolio will recognize gain or loss for federal income tax purposes as a result of the Conversion, (2) a New Portfolio's tax basis in each asset it receives from a corresponding Portfolio pursuant to the Conversion will equal that Portfolio's tax basis in that asset immediately before the Conversion, and (3) a New Portfolio's holding period for each such asset will include the corresponding Portfolio's holding period therefor. It also is expected that each New Portfolio will be classified for federal tax purposes as a partnership, just as each Portfolio currently is.

      Comparison of the New AMR Trust Declaration against the Current AMR Trust Declaration

      As mentioned above, the New AMR Trust Declaration is similar to the Current AMR Trust Declaration, except as described below. In particular, the New AMR Trust Declaration and the Current AMR Trust Declaration have similar provisions regarding: (1) liability and indemnification of interestholders and Trustees; (2) quorum requirements; (3) interestholders meetings; (4) voting; (5) amendments to the declaration; and (6) liquidation and dissolution.

      There are several noteworthy differences between the two declarations. First, the New AMR Trust Declaration has been formatted and styled in a manner consistent with the proposed New Declaration of Trust for the Trust. As a result, the format and style of the New AMR Trust Declaration differs from that of the Current AMR Trust Declaration. However, the format and style changes themselves are non-substantive and are designed to make the declaration consistent with those for the other trusts in the Fund Complex.

      Second, the New AMR Trust Declaration would permit the Trustees to effect mergers, consolidations, reorganizations and reincorporations without approval of the interestholders of a Portfolio (New Portfolio). As a result, these types of transactions would not require approval of shareholders of the corresponding Feeder Fund. The Current AMR Trust Declaration does require interestholder and, thus, shareholder, approval in order to effect these types of transactions on behalf of the AMR Trust or any of its Portfolios. Under certain circumstances, it may not be in the interestholders' (and shareholders') interest to require a meeting (and to incur the related costs) to permit all or a portion of the AMR Trust, a Portfolio (or New Portfolio) or class to merge, consolidate, reorganize or reincorporate.

      Regardless of the provisions under the New AMR Trust Declaration, before allowing the New Trust or a New Portfolio, or class to merge, consolidate or reorganize without interestholder (and shareholder) approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the interestholders' best interest. Any exercise of the Trustees' increased authority under the New AMR Trust Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, affected parties would receive written notification of any transactions. In certain instances, notwithstanding the New AMR Trust Declaration, the 1940 Act may require interestholder (and shareholder) approval of a particular transaction. For example, certain mergers, consolidations or reorganizations involving affiliated funds may require approval pursuant to Rule 17a-8 under the 1940 Act, notwithstanding the provisions of a fund's organizational documents.

      Third, as described further below, the New AMR Trust Declaration clarifies certain provisions reflecting the "partnership" features of the AMR Trust such as allocations of income, deductions and capital gains and losses. However, the New Trust will operate in the same manner as the AMR Trust with respect to allocations of income, deductions, capital gains and losses and related matters.

REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. This proposal will not be implemented for the Portfolio or the AMR Trust, however, unless interestholders of both the Fund and any other Feeder Funds investing in the Portfolio together with Feeder Funds of other Portfolios of the AMR Trust approve it.

            THE BOARDS OF EACH OF THE TRUST AND AMR TRUST UNANIMOUSLY
                          RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 3

                PROPOSAL 4 (Shareholders of the Money Fund only)

                        APPROVAL OF CHANGE TO THE FUND'S
                 FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

      As previously discussed in Proposal 2, the Board seeks to simplify and modernize certain fundamental policies of the Funds and to provide for greater flexibility in managing the Funds' assets. The Money Market Fund currently has a fundamental policy that provides it may not:

      Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by THE BANKING INDUSTRY), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry [Emphasis added.]

In order to provide the Money Market Fund with greater flexibility in its investments, to reflect the continued consolidation in the banking and financial services industry, and to bring the Fund on par with many other money market funds, the Board proposes to replace the phrase "banking industry" with "financial services companies." Thus, the Board proposes that this policy be changed as follows:

      A Fund (except for the Money Market Fund as described below) may not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
      (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry

      The Money Market Fund will invest more than 25% of its total assets in the securities of FINANCIAL SERVICES COMPANIES. For this purpose, financial services companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). [Emphasis added.]

      For purposes of this policy, financial services companies include banks, broker-dealers, insurance companies, real estate-related companies and other companies principally engaged in providing financial services to consumers and industries.

REQUIRED VOTE

      Approval of Proposal 4 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding Money Market Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Money Market Fund entitled to vote at the Meeting.

THE ADVISER AND SUB-ADVISERS OF THE FUNDS

INTRUST Financial Services, Inc., ("INTRUST") 105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Funds pursuant to an Advisory Agreement dated November 25, 1996 and an Assumption Agreement dated August 21, 2001.

The Adviser is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank") which, in turn, is a majority-owned subsidiary of INTRUST Financial Corporation (formerly, First Bancorp of Kansas), a bank holding company. INTRUST Bank and INTRUST Financial Corporation are located at 105 North Main Street, Box One, Wichita, Kansas 67202. INTRUST Bank also serves as the Custodian to certain Funds.

INTRUST employs sub-advisers to manage the assets of the Money Market Fund. The sub-advisers is:

AMR Investment Services, Inc.("AMR")

AMR serves as sub-adviser to the Money Market Fund. AMR is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The address of AMR and AMR Corporation is 4333 Amon Carter Blvd., MD 5645, Fort Worth, TX 76155. In addition, AMR serves as investment adviser to the International Equity Portfolio, in which the International Multi-Manager Stock invests all of its investable assets pursuant to a master-feeder agreement with AMR.

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's Administrator.

INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191 West Nationwide Blvd, Suite 500,Columbus, Ohio, 43215. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG LLP has served as the Funds' independent certified public accountants since November 25, 1996, providing audit, tax and other related services. Representatives of KPMG LLP are not expected to be present at the Special Meeting.

      AUDIT FEES

      The aggregate fees billed by KPMG LLP for professional services rendered for the audit of each Fund's annual financial statements for the last respective fiscal year were as follows:

            International Multi-Manager Stock Fund            $11,936.46
            Money Market Fund                                 $13,164.63


      ALL OTHER FEES

KPMG LLP did not provide to the Funds or bill the Funds or the Adviser or its affiliates, for any non-audit services during the Funds' recent fiscal years.

EXECUTIVE OFFICERS OF THE TRUST

      The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.



 NAME, ADDRESS AND AGE                    POSITION                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
 ---------------------                    --------                  -------------------------------------------
George Stevens (Age 51)                  President since           Vice President, BISYS Fund Services Ohio, Inc.
                                         12/19/02                  since 1998; Client Services Manager, BISYS Fund
                                                                   Services Ohio, Inc.(1996 - 1998).

Trent Statczar (Age: 32)                 Treasurer since           Director of Financial Services of BISYS Fund
                                         4/29/02                   Services (2000 - pres.).  Employed by BISYS
                                                                   (1993 - pres.).

 NAME, ADDRESS AND AGE                    POSITION                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
 ---------------------                    --------                  -------------------------------------------
Curtis Barnes (Age: 50)                  Secretary since           Vice President, BISYS Fund Services, Inc.,
                                         12/6/02                   1995-present.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of each Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal. Abstentions would have no effect in the case of the proposal for the election of trustees.

SUBSTANTIAL SHAREHOLDERS

      As of June 14, 2004, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the Funds listed below and in the following capacity:

                                                                                        NUMBER OF     PERCENTAGE
NAME AND ADDRESS OF SHAREHOLDER*             TYPE OF OWNERSHIP             FUND          SHARES         OF FUND
-------------------------------              -----------------             ----          ------         -------
TransCo & Company                                                     International     1,291,633        20%
PO Box 48698                                                          Multi-Manager
C/O INTRUST Bank/Trust                                                Fund
Wichita KS 67201

TransCo & Company                                                     International     1,702,311        26%
PO Box 48698                                                          Multi-Manager
C/O INTRUST Bank/Trust                                                Fund
Wichita KS 67201

TransCo & Company                                                     International     3,331,543        52%
PO Box 48698                                                          Multi-Manager
C/O INTRUST Bank/Trust                                                Fund
Wichita KS 67201

TransCo & Company                                                     Money Market     65,770,119        99%
PO Box 48698                                                          Fund
C/O INTRUST Bank/Trust
Wichita KS 67201

---------------
   * As of the close of business on June 14, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

      The following list sets forth the shares outstanding for each Fund as of June 14, 2004, the Record Date.

                                                                        SHARES
                  FUND                                        OUTSTANDING AS OF 6/14/2004
                  ----                                        ---------------------------
   International Multi-Manager Stock Fund                              6,328,204

           Money Market Fund                                          65,770,129

As of the date of this Proxy Statement, each Fund only offered Service Shares.

PAYMENT OF EXPENSES

The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals; however INTRUST Financial Services will pay any expenses associated with additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

George Stevens
President
American Independence Funds Trust

July 15, 2004

                                                                      APPENDIX A

                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                          AMR INVESTMENT SERVICES TRUST
                           (COLLECTIVELY, THE "FUNDS")

                          NOMINATING COMMITTEE CHARTER

I.    Nominating Committee Membership and Qualifications

      The Nominating Committee of the Boards of Trustees (collectively, the "Boards") of the above-referenced Trusts, shall be composed of all trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 ("Disinterested Trustees").

II.   Purposes of the Nominating Committee

      The purposes of the Nominating Committee are:

      (a) to make recommendations regarding the nomination of Disinterested Trustees to the Board;

      (b) to evaluate qualifications of potential "interested" members of the Board;

      (c) to review shareholder recommendations for nominations to fill vacancies on the Board; and

      (d) to make recommendations to the full Board for nomination for membership on all committees of the Board.

III.  Duties and Powers of the Nominating Committee

      To carry out its purposes, the Nominating Committee shall have the following duties and powers:

      (a) to evaluate the qualifications of potential Disinterested Trustees, including their independence from the Funds' investment manager, principal service providers and other affiliates;

      (b) to evaluate the qualifications of potential "interested" members of the Board and make recommendations to the full Board;

      (c) to adopt, if deemed appropriate, specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership;

      (d) to establish policies and procedures for the review of any shareholder recommendations for nominations to fill vacancies on the Board;

      (e) to make recommendations to the full Board for nomination for membership on all committees of the Board;

      (f) to review as necessary the responsibilities of any committees of the Board and determine whether there is is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized; and

      (g) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.   Operations of the Nominating Committee

      (a) The Nominating Committee shall meet at least annually and at such other times as deemed appropriate by the Committee.

      (b) The Nominating Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trusts' bylaws.

      (c) The Nominating Committee shall have the authority to meet privately and to admit non-members, including members of management, counsel, advisers and others by invitation.

      (d) The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

      (e) The Nominating Committee shall prepare and retain minutes of its meetings and report its activities to the full Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Nominating Committee may select one of its members to be the chair and may select a vice chair.

      (g) A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Nominating Committee present at a meeting at which a quorum is present shall be the action of the Committee.

      (h)   The Board may amend this Charter on its own motion.

      (i) The Committee shall review this Charter periodically and recommend any changes to the full Board.

Dated as of
February 9, 2004

                                                                      APPENDIX B

                          FORM OF CONVERSION AGREEMENT

      This Agreement is dated as of _______, 2004, among AMR INVESTMENT SERVICES TRUST, a New York common law trust ("OLD TRUST"), AMR INVESTMENT SERVICES TRUST, a Massachusetts business trust ("NEW TRUST"), and AMR INVESTMENT SERVICES, INC. ("ADVISER").

      Old Trust is a New York common law trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"), consisting of four segregated portfolios of assets ("series") listed on Schedule A hereto ("OLD PORTFOLIOS"). The parties wish to effect the conversion of Old Trust to New Trust, a recently organized Massachusetts business trust that consists of the four series listed on Schedule A ("NEW PORTFOLIOS"; and together with the Old Portfolios, "PORTFOLIOS"), and thereby to convert each Old Portfolio to the identically named New Portfolio (each such Old Portfolio and New Portfolio being "corresponding" Portfolios), through the transactions described below. Each New Portfolio will have the same investment objective and policies as its corresponding Old Portfolio. (For convenience, the balance of this Agreement will refer only to a single Conversion (as defined below), one Old Portfolio, and one New Portfolio, but the terms and conditions hereof shall apply separately to each Conversion and the corresponding Portfolios participating therein.)

      The Adviser serves as Old Trust's investment adviser and will serve as New Trust's investment adviser. It is a party to this Agreement solely for the purpose of making the representations in paragraph 5.

      In consideration of the mutual promises contained herein, the parties agree as follows:

      1.    THE CONVERSION.

      (a) Subject to the terms and conditions hereof and on the basis of and in reliance on the covenants, agreements, representations, and warranties set forth herein, as of 12:01 A.M. (Central Time) on _________, 2004 ("TRANSFER TIME"), (1) Old Portfolio shall transfer all its Assets (as defined below) to New Portfolio, (2) New Portfolio shall assume all of Old Portfolio's Liabilities (as defined below), (3) New Portfolio shall issue to Old Portfolio interests in New Portfolio having an aggregate net asset value equal to the fair market value of each Asset as of the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on the last business day before the Transfer Time ("VALUATION TIME"), determined according to the policies set forth in Old Trust's registration statement, less the amount of the Liabilities ("NEW PORTFOLIO INTERESTS"), and (4) immediately thereafter Old Portfolio shall distribute the New Portfolio Interests to the holders of interests in Old Portfolio ("OLD PORTFOLIO INTERESTS") ("INTERESTHOLDERS") in complete liquidation thereof. (All such transactions are referred to herein as a "CONVERSION.") No brokerage commissions, fees (except for customary transfer fees), or other remuneration will be paid by Old Trust or New Trust in connection with the transactions contemplated hereby.

      (b) The distribution referred to in paragraph (a)(4) shall be accomplished as follows. The Adviser shall deliver to New Trust a certificate specifying each Interestholder's name, address, taxpayer identification number, and proportionate Old Portfolio Interest. On receipt thereof, a capital account on New Trust's records shall be established in the name of each Interestholder in accordance with New Trust's Declaration of Trust and shall be credited with the respective New Portfolio Interest to which such Interestholder is entitled.

      (c) As a result of the Conversion, New Trust will succeed to Old Trust's registration as an open-end management investment company under the 1940 Act.

      2.    ASSETS AND LIABILITIES.

      (a) "ASSETS" shall mean all cash, cash equivalents, securities (except as provided below), receivables (including interest and dividends receivable), claims or rights of action (except for all rights, interests, and claims of Old Portfolio or any of its Interestholders under this Agreement), rights to register shares under applicable securities laws, and other property owned by Old Portfolio and shown as assets on its books as of the Valuation Time.

      (b) "LIABILITIES" shall mean all of Old Portfolio's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Transfer Time, and whether or not specifically referred to in this Agreement.

      3. REPRESENTATIONS OF OLD TRUST. Old Trust hereby represents and warrants as follows:

      (a) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming New Trust's due authorization, execution, and delivery hereof, constitutes Old Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

      (b) At the Transfer Time, Old Trust will have good title to the Assets, free and clear of all mortgages, security interests, liens, charges, pledges, and other encumbrances whatsoever ("LIENS"), except Liens on assets designated to cover outstanding short sale positions and Liens on assets pledged to secure loan proceeds used for the purpose of investing. On transfer of the Assets to New Portfolio, it will acquire good title thereto, free and clear of all Liens;

      (c) Old Trust will provide New Trust with true, accurate, and complete copies of all books and records reasonably necessary in connection with Old Trust's operations, including such for federal income tax and accounting purposes, and will assist New Trust in gathering and analyzing information related to Old Trust in order for New Trust to continue Old Trust's operations as a registered investment company and to succeed to Old Trust's registration as such;

      (d) To the best of Old Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

      (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion;

      (f) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas. Reg. Section 1.351-1(c)(6)(i); and

      (g) To the best of Old Trust's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest.

      4. REPRESENTATIONS OF NEW TRUST. New Trust hereby represents and warrants as follows:

      (a) New Portfolio has not commenced operations and will not do so until after the Conversion. Prior to the Transfer Time, there will be no issued and outstanding interests or any other securities issued by New Trust;

      (b) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming Old Trust's due authorization, execution, and delivery hereof, constitutes New Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

      (c) The issuance and delivery of New Portfolio Interests in accordance with this Agreement have been duly authorized by all requisite trust action; and such interests, when so issued in accordance with the provisions hereof, will be validly issued, fully paid, and non-assessable by New Trust, free and clear of all Liens;

      (d) To the best of New Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house; and

      (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion.

      5. REPRESENTATIONS OF THE ADVISER. The Adviser hereby represents and warrants as follows:

      (a) To the best of the Adviser's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

      (b) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas. Reg. Section 1.351-1(c)(6)(i);

      (c) To the best of the Adviser's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest;

      (d) The Conversion will not result in diversification of Old Trust's interests within the meaning of Treas. Reg. Section 1.351-1(c)(1)(i); and

      (e) The Assets constitute permissible investments under New Portfolio's investment policies and limitations as set forth in New Trust's registration statement.

      6. TERMINATION. This Agreement and the transactions contemplated herein may be terminated and abandoned by either party, at any time prior to the Conversion, if circumstances develop that, in the opinion of its Board of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages to any party or Interestholder or their officers or agents.

      7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

      8. NATURE OF AGREEMENT. This Agreement is being executed by the undersigned officers of Old Trust and New Trust solely as representatives thereof, respectively, and not individually, and the obligations in this Agreement are not binding on such officers individually, but are binding only on the respective assets and property of Old Trust and New Trust.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the date and year first above written.

                                               AMR INVESTMENT SERVICES TRUST, a
                                               New York common law trust

                                               By: _____________________________

                                                    Name:  _____________________

                                                    Title: _____________________

                                               AMR INVESTMENT SERVICES TRUST, a
                                               Massachusetts business trust

                                               By: _____________________________

                                                    Name: ______________________

                                                    Title:______________________

                                               AMR INVESTMENT SERVICES, INC.
                                               (only with respect to the
                                               representations in paragraph 5)

                                               By: _____________________________

                                                    Name: ______________________

                                                    Title:______________________

                                                                      APPENDIX B

                                   SCHEDULE A

            OLD PORTFOLIOS                               NEW PORTFOLIOS

        (SERIES OF OLD TRUST)                         (SERIES OF NEW TRUST)

        Money Market Portfolio                       Money Market Portfolio

      Municipal Money Market Portfolio          Municipal Money Market Portfolio

      U.S. Government Money Market               U.S. Government Money Market
             Portfolio                                     Portfolio

      International Equity Portfolio             International Equity Portfolio

                                                                      APPENDIX C

                          AMR INVESTMENT SERVICES TRUST

                          FORM OF DECLARATION OF TRUST

      This DECLARATION OF TRUST of AMR INVESTMENT SERVICES TRUST is made as of July __, 2004, by the persons whose signatures are affixed hereto, as Trustees (as defined in Article 1, Section 2(e)).

      WHEREAS, the Trustees desire to form a master trust under the law of The Commonwealth of Massachusetts for the investment and reinvestment of funds contributed thereto and to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth.

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the Trust hereunder shall be held and managed in trust under this Declaration of Trust as herein set forth below.

                                    ARTICLE I
                              NAME AND DEFINITIONS

Name

      Section 1. The Trust shall be known as the "AMR Investment Services Trust,"and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Principal Place of Business

      Section 2. The principal place of business of the Trust shall be 4151 Amon Carter Boulevard, Fort Worth, Texas 76155.

Resident Agent

      Section 3. The resident agent for the Trust in Massachusetts shall be CT Corporation, 2 Oliver Street, Boston, Massachusetts, or such other person as the Trustees may from time to time designate.

Definitions

      Section 4. Wherever used herein, unless otherwise required by the context or specifically provided:

            (a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

            (b)   "Trust" refers to the trust created hereunder;

            (c) "Net Asset Value" means the net asset value of each Series or Class as determined in the manner provided in Article X, Section 3;

            (d)   "Shareholder" means a record owner of a Share;

            (e) "Trustees" refers to the individual trustees in their capacity as trustees duly elected or appointed and qualified hereunder and serving as trustees of the Trust and their successor or successors for the time being in office as such trustee or trustees, and "Trustee" refers to one of such trustees;

            (f) "Share" means a beneficial interest in the Trust or each Series, including such Class or Classes of Shares as the Trustees may from time to time create and establish, including all rights, powers and privileges accorded to Shareholders by this Declaration of Trust;

            (g) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time;

            (h) "Declaration of Trust" means this Declaration of Trust as amended and/or restated from time to time;

            (i) "Bylaws" means the Bylaws of the Trust as amended from time to time;

            (j) "Class" refers to any class of Shares of a Series established in accordance with the provisions of Article III;

            (k) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III; and

            (l) "Commission" refers to the U.S. Securities and Exchange Commission.

            (m) "Book Capital Account," "Tax Account," "Revaluation Account" and "Accounts" have the respective meanings set forth in Article VI,
      Section 1.

            (n) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                                      C-2-

                                   ARTICLE II
                                PURPOSE OF TRUST

      The purpose of the Trust is to provide investors, through one or more investment portfolios or series as designated by the Trustees, with a continuous source of managed investments in securities.

                                   ARTICLE III
                               BENEFICIAL INTEREST

Shares of Beneficial Interest

      Section 1. The Shares of the Trust shall be issued in one or more Series and/or Classes as the Trustees may, without shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series. The beneficial interest in each Series shall at all times be divided into Shares, each of which shall represent a beneficial interest in the Series; each such proportionate interest may be expressed as a percentage, determined by calculating for a particular Series, at such times and on such basis as the Trustees from time to time determine, the ratio of the Book Capital Account balance of each Shareholder with respect to that Series to the total of all Shareholders' Book Capital Account balances with respect thereto. Each Series may be divided into more than one Class, with each Class possessing such rights (including, notwithstanding any contrary provision herein, voting rights) as the Trustees may, without Shareholder approval, authorize. Shares of each Series, when issued, shall be fully paid and non-assessable. The number of Shares authorized shall be unlimited. The Trustees may from time to time, in their sole discretion and without Shareholder approval: (a) create and establish (and change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights and privileges as the Trustees may, from time-to-time, determine; (b) classify or reclassify any issued Shares into one or more Series or Classes of Shares; (c) abolish any one or more Series or Classes of Shares; and (d) take such other action with respect to the Shares as the Trustees may deem desirable.

Ownership of Shares

      Section 2. The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the holders of Shares and their respective percentage interests in any Series or Class.

Investment in the Trust

      Section 3. The Trustees shall accept investments in the Trust from such persons, including Shareholders, and on such terms as they may from time to time authorize. As determined by guidelines established by the Trustees, such investments may be in the form of cash or securities in which the Trust (or each designated Series) is authorized to invest, valued as provided in Article X,
Section 3. An investment in a Series by a new Shareholder, or increase in an existing Shareholder's investment in a

                                      C-3-

Series, shall be reflected by an increase in its Book Capital Account balance. The Trustees shall have the right to refuse to accept investments in the Trust at any time without any cause or reason whatsoever.

Assets and Liabilities of the Series and Classes of the Trust

      Section 4. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series of the Trust. In addition, any assets, income, earnings, profits and proceeds thereof, funds or payments not readily identifiable as belonging to any particular Series or Class shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as, in their sole discretion, the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series.

      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any credit of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

No Preemptive Rights

      Section 5. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

Status of Shares and Limitation on Personal Liability

      Section 6. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust or any Series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise

                                      C-4-
existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                                   ARTICLE IV
                                  THE TRUSTEES

Management of the Trust

      Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Election; Initial Trustees

      Section 2. On a date fixed by the initial Trustee, the Shareholders shall elect not less than three Trustees. Thereafter, Shareholders may elect
Trustees at any meeting of Shareholders called by the Trustees for that purpose. A Trustee shall not be required to be a Shareholder of the Trust.

      Term of Office of Trustees

      Section 3. The Trustees shall hold office during the lifetime of the Trust, and until its termination as hereinafter provided, except: (a) that any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the Trust's President or the other Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to retire or who has become incapacitated by illness or injury may retire by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; (d) a Trustee may be removed at any Special Meeting of Shareholders of the Trust by a vote of Shareholders whose combined Book Capital Account balances equal at least two-thirds (2/3) of the aggregate Book Capital Account balances of all Shareholders entitled to vote; and (e) every Trustee must resign his or her position effective no later than the last day of the calendar year in which such Trustee becomes seventy (70) years of age. Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his or her

                                      C-5-
legal representatives shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Resignation and Appointment of Trustees

      Section 4. In case any vacancy of a Trustee position shall exist for any reason, including, but not limited to, declination to assume office, death, resignation, retirement, removal or by reason of an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder. The power of appointment of Trustees is subject to the provisions of Section 16(a) of the 1940 Act.

Temporary Absence of Trustee

      Section 5. Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder, except as herein otherwise expressly provided.

Number of Trustees

      Section 6. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves and shall not be less than three (3) nor more than twelve (12).

Effect of Death, Resignation, Etc. of a Trustee

      Section 7. The death, declination, resignation, retirement, removal, incapacity or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

                                      C-6-

Ownership of Trust Assets

      Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V
                             POWERS OF THE TRUSTEES

Powers

      Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of the Trust. Without limiting the foregoing, the Trustees shall have power and authority:

            (a) To invest and reinvest cash and other property and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust; to purchase and sell options on securities, currencies, indices, futures contracts and other financial instruments and enter into closing transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts and forward contracts on securities, indices, currencies and other financial instruments; to engage in forward commitment, "when issued" and delayed delivery transactions; to enter into repurchase agreements and reverse repurchase agreements; and to employ all types of hedging techniques and investment management strategies.

            (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that the rights of amendment and repeal are not reserved to Shareholders.

            (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

                                      C-7-

            (d) To employ a bank, a company that is a member of a national securities exchange, a trust company or such other entity permitted under the 1940 Act as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

            (e) To retain a transfer agent and Shareholder servicing agent, or both.

            (f) To provide for the distribution of Shares either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

            (g)   To set record dates in the manner hereinafter provided.

            (h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, custodian or underwriter.

            (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4(b).

            (j) To vote or give assent, or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

            (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

            (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or in its own name or in the name of a custodian or a nominee or nominees, subject in whichever case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

            (m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

            (n) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

            (o) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided.

                                      C-8-

            (p) To borrow money for temporary or emergency purposes and not for investment purposes. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, the Trustees may pledge securities.

            (q) To establish, from time to time, a minimum total investment for Shareholders, and to require redemption of all or part of the Share of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

            (r) To retain an administrator, manager, investment advisers and/or investment subadvisers.

            (s) To establish separate and distinct Series with separately defined investment objectives, policies and purposes, and to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same among two or more Series, provided that any liability or expense incurred by a particular Series shall be payable solely out of the assets of that Series.

            (t) To establish separate and distinct Classes for one or more Series, with each Class having such rights and differences as determined by the Trustees.

            (u) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, Principal Underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, Principal Underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

            (v) To allocate assets, liabilities and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

            (w) To interpret the investment policies, practices and limitations of any Series.

                                      C-9-

            (x) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

            (y) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

            (z) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

Trustees and Officers as Shareholders

      Section 2. Subject only to the general limitations herein contained as to the sale and purchase of Shares and any restrictions that may be contained in the Bylaws:

            (a) Any Trustee, officer or other agent of the Trust may acquire, own and dispose of a Share to the same extent as if he or she were not a Trustee, officer or agent;

            (b) The Trustees may issue and sell or cause to be issued and sold a Share to (and buy part or all of a Share from) any such person or firm or company in which such person is interested.

Action by the Trustees

      Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at an in-person meeting of the Trustees. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given to each Trustee as provided in the Bylaws.

      Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number the authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees

                                     C-10-
may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other electronic means including, but not limited to, electronic mail.

Chairman of the Trustees

      Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees and to perform such duties as the Trustees may designate.

Payment of Expenses by the Trust

      Section 5. Subject to the provisions of Article III, Section 4, the Trustees are authorized to have paid from the Trust estate or the assets belonging to the appropriate Series, as they deem fair and appropriate, for expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expenses, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of Shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and/or qualifying the Trust and its Shares under federal and state laws and regulations, expenses of rating the Trust by independent rating services, charges of investment advisers, managers, administrators, custodians, transfer agents and registrars, expenses of preparing and setting up in type Prospectuses and Statements of Additional Information, expenses of printing and distributing Prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities from them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI
             SHAREHOLDERS' ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS,
                TAX MATTERS PARTNER AND TAX RETURNS AND ELECTIONS

Establishment and Maintenance of Accounts

      Section 1.

            (a) The investment adviser the Trust engages from time to time pursuant to Article VII ("Adviser") shall have the authority, in accordance with its investment advisory contract with the Trust pursuant to such article, to establish, or to direct the firm then providing accounting services to the Trust ("Accounting Services Provider") to establish, on the Trust's books for each Shareholder, with respect to each Series, a book capital account for Trust accounting purposes ("Book Capital Account"), a capital account for income tax accounting purposes ("Tax

                                     C-11-

      Account") and an account for purposes of allocating certain of a Series's unrealized gains and losses (and recognized gains and losses allocated to the Shareholder's Tax Account) ("Revaluation Account") (collectively, "Accounts"). Except as otherwise provided herein, such accounts shall be maintained in accordance with Treasury regulation section ("Treas. Reg. Section") 1.704-1(b)(2)(iv).

            (b) The Book Capital Account balance of each Shareholder with respect to a particular Series shall be determined on such days and at such time or times as the Adviser may determine. A Shareholder may not transfer, sell or exchange its Book Capital Account balance.

Policies Regarding Accounts and Allocations and Distributions to Shareholders

      Section 2. The Trustees shall, in compliance with the Code, the 1940 Act (if applicable) and generally accepted accounting principles, adopt for each Series written "Capital Account Establishment and Maintenance Policies" ("Policies"), the initial form of which is attached as Exhibit A. The Policies shall set forth, among other things, the method of determining (a) the Account balances of each Shareholder, (b) the allocation of unrealized gains and losses, taxable income and tax loss and profit and loss, or any item or items thereof, to each Shareholder, and (c) the payment of distributions to Shareholders. The Trustees may, in their absolute discretion, amend the Policies from time to time and, notwithstanding any of the foregoing provisions of this Article VI, prescribe other bases and times for determining each Series's net income, each Shareholder's Account balances or the allocations or payments of distributions to the Shareholders it may deem necessary or desirable to enable a Series to comply with the Code or any regulatory provision or order to which it may be subject.

Allocations with Respect to Contributed Property

      Section 3. In accordance with Code section 704(c) and the regulations thereunder, income, gain, loss and deduction with respect to any property contributed to a Series's capital shall, solely for tax purposes, be allocated among the Shareholders' Accounts so as to take account of any variation between the Series's adjusted basis in such property for federal income tax purposes and its fair market value at the time of contribution (determined in the same manner as Net Asset Value is determined pursuant to Article X, Section 3, reduced, in the Adviser's sole and absolute discretion, by an amount the Adviser estimates to equal any transaction costs the Trust will incur as a result of investing such property, or as otherwise provided in the Policies); accordingly, Recognized Gain or Recognized Loss (each as defined in the Policies) on the disposition of "section 704(c) property" (as defined in Treas. Reg. Section 1.704-3(a)(3)(i)) shall be allocated to the contributing Member's Accounts to the extent of "built-in gain or loss" (as defined in Treas. Reg. Section 1.704-3(a)(3)(ii)) and, to the extent necessary, the Members shall receive reasonable curative or remedial allocations permitted by Treas. Reg. Sections 1.704-3(c) and (d). To the extent permitted by Treas. Reg. Section 1.704-1(b)(2)(iv)(f), a Series may, in connection with a contribution or distribution of money or other property (other than a de minimis amount) or in other circumstances described in such section, make adjustments to the Shareholders' Accounts to reflect a revaluation of the Series's property on the

                                     C-12-

Trust's books; provided that (a) such adjustments shall be made in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv)(g) to take into account allocations of income, gain, loss and deduction with respect to such property and (ii) the Shareholders' distributive shares of gain or loss, as computed for tax purposes, with respect to such revalued property shall be determined so as to take account of the variation between the adjusted tax basis in and book value of such property in the same manner as under Code section 704(c).

Withholding

      Section 4. The Trustees shall be entitled to, and solely at the direction of the Adviser and not otherwise shall, withhold from any distribution or other payment to a Shareholder any amount that the Adviser reasonably determines to be necessary to satisfy any federal, state, local or foreign tax liability of such Shareholder (or of the Series in which it holds a Share) arising as a result of such distribution or payment or such Shareholder's interest in such Series.

Tax Matters Partner

      Section 5. The Trustees are authorized to annually designate for each Series, from among its Shareholders, a "tax matters partner" under section 6231(a)(7) of the Code ("Tax Matters Shareholder"). A Series's Tax Matters Shareholder shall have all the powers and responsibilities of a tax matters partner set forth in the Code and the regulations thereunder, provided that it
(a) shall promptly furnish the Internal Revenue Service with information sufficient to cause each Shareholder in that Series to be treated as a "notice partner" as defined in section 6231(a)(8) of the Code and (b) shall not file or settle any action or suit or extend any statute of limitations relating to Series tax matters without first notifying all Shareholders in that Series. Reasonable expenses incurred by the Tax Matters Shareholder, in its capacity as such, will be treated as Series expenses. Any Shareholder in a Series shall have the right to participate in any administrative proceedings relating to the determination of partnership tax items at that Series level.

Tax Returns and Elections

      Section 6. The Trustees are authorized to, and shall, designate from time to time any person to sign and file on behalf of each Series tax returns the Trustees determine are required to be filed thereby and elections for tax purposes (including an election under section 754 of the Code) they determine, in their sole and absolute discretion, would be in the best interests of such Series and its Shareholders. The Trustees may cause any expenses incurred in connection with implementing any election under section 754 (including additional accounting and/or auditing expenses resulting from the effect of making such an election) to be borne by any Shareholder desiring such election.

                                     C-13-
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                                   ARTICLE VII
          INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

Investment Adviser

      Section 1. Subject to the applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion from time to time, enter into an investment advisory or similar contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more subadvisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser.

      Notwithstanding any contrary provisions herein, the Trustees can enter into investment advisory or investment subadvisory contracts without Shareholder approval permitted by an exemptive order of the Commission or similar relief granted by the Commission or its staff, including a staff no-action position.

Principal Underwriter

      Section 2. The Trustees may in their discretion from time to time enter into a contract(s) on behalf of the Trust or any Series providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may in their discretion determine to be not inconsistent with the provisions of this Article VII or of the Bylaws, if any; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. Alternatively, or in addition thereto, the Trust can directly distribute Shares and, if necessary in connection with such distribution, register as a broker-dealer

                                     C-14-
in appropriate jurisdictions. The Trustees may in their discretion adopt a plan or plans of distribution and enter into any related agreements whereby the Trust finances directly or indirectly any activity that is primarily intended to result in sales of Shares.

Transfer Agent

      Section 3. The Trustees may, in their discretion from time to time, enter into a transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trust with transfer agency and Shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine are not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities including one or more agents of such parties.

Parties to Contract

      Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

Provisions and Amendments

      Section 5. Any contract entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal or amendment thereof.

                                  ARTICLE VIII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

Voting Powers

      Section 1. The Shareholders shall have power to vote: (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or subadvisory

                                     C-15-
contract to the extent provided in Sections 1 and 5 of Article VII; (d) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (e) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class; and (f) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust or by the Bylaws, if any, or any registration and/or qualification of the Trust with the Commission or any state, as the Trustees may consider desirable.

      On any matter submitted to a vote of the Shareholders, each Shareholder shall be entitled to one vote for each dollar of its Book Capital Account balance as to any matter on which the Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws to be taken by Shareholders.

Meetings

      Section 2. Special meetings of the Shareholders may be called by the Trustees and may be held at the principal office of the Trust or such other place as the Trustees may designate. Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders whose combined Book Capital Account balances equal at least 10 percent of the aggregate Book Capital Account balances of all Shareholders entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time or modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least 15 days' notice of any meeting.

Quorum and Required Vote

      Section 3. Shareholders whose combined Book Capital Account balances equal at least one-third (1/3) of the aggregate Book Capital Account balances of all Shareholders entitled to vote in person or by proxy shall constitute a Quorum for the transaction of business at a Shareholders' meeting, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the Bylaws. Where any provision of law or of this Declaration of Trust or the Bylaws permits or requires that holders of any Series or Class shall vote as a Series or Class, then Shareholders of that Series or Class whose combined Book Capital Account balances equal at least one-third

                                     C-16-

(1/3) of the aggregate Book Capital Account balances of all Shareholders of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the Bylaws. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust, the Bylaws or law, a majority of the votes cast in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the votes of the Shareholders of that Series or Class (in the case of a Shareholder of more than one Series or Class, with respect only to its Book Capital Account balance attributable to the part of its Share represented by that Series or Class) voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

                                   ARTICLE IX
                                    CUSTODIAN

Appointment and Duties

      Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian on such basis of compensation as may be agreed upon between the Trustees and the custodian. The custodian shall have authority as agent for the Trust, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

            (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electronic means as are agreed to by the Trust and the custodian;

            (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

            (c)   to disburse such funds upon orders or vouchers;

            (d) to keep the books and accounts of the Trust and furnish clerical and accounting services and

            (e) to compute, if authorized to do so by the Trustees, the Trust's Net Asset Value in accordance with the provisions hereof.

                                     C-17-

      If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

Employment of Sub-Custodian

      Section 2. The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be (a) a bank, a company that is a member of a national securities exchange, trust company or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other amount as shall be allowed by the Commission or by the 1940 Act, or (b) an eligible foreign custodian in accordance with Rule 17f-5 under the 1940 Act or any such applicable successor regulation.

Central Depository System

      Section 3. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other authorized agents.

                                    ARTICLE X
                    DISTRIBUTIONS, REDEMPTIONS AND VALUATION

Distributions

      Section 1.

            (a) The Trustees may from time to time make distributions. The amount of such distributions and the payment of them shall be wholly in the discretion of the Trustees.

            (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid distributions on Shares from assets of a particular Series, which distributions, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees

                                     C-18-
      may determine. All distributions on Shares of a particular Series shall be distributed in accordance with the applicable provisions of the Policies.

Redemptions

      Section 2. In case any Shareholder of a particular Series or Class of a Series desires to dispose of all or part of its Share attributable to that Series or Class, the Shareholder may deposit at the office of the transfer agent or other authorized agent of the Trust a written request or such other form of request, including, but not limited to, electronic mail, as the Trustees may from time to time authorize, requesting that the Trust purchase the Share or a specified part thereof in accordance with this Section 2 and the applicable provisions of the Policies; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Trust shall purchase, such full or partial Share, at the Net Asset Value thereof (as described in Section 3 of this Article X) less such charges as are determined by the Trustees and described in the Trust's Registration Statement under the 1940 Act, adjusted, if necessary, to comply with the last sentence of section 5.2 of the Policies attached hereto as Exhibit A (or corresponding provision of any amended Policies). Such purchase price shall be reflected by a decrease in such Shareholder's Book Capital Account balance. The Series shall make payment for any such full or partial Share to be redeemed, as aforesaid, in cash to the extent required by federal law, and securities from the assets of that Series, and payment for such full or partial Share shall be made by the Series or the Principal Underwriter to the Shareholder of record within seven (7) days after the date upon which the request is effective or as otherwise determined by the Trustees.

Determination of Net Asset Value and Valuation of Portfolio Assets

      Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series or Class, on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission. The Trustees may delegate any powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

Suspension of the Right of Redemption

      Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment to the extent as permitted under the 1940 Act. Such

                                     C-19-
suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw its request for redemption or receive payment based on the Net Asset Value existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

Required Redemptions

      Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (a) the failure of a Shareholder to supply a tax identification or similar number if required to do so, (b) the failure of a Shareholder to pay when due for the purchase of a Share issued to it or (c) the failure to maintain a minimum Book Capital Account balance established by the Trustees. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

                                   ARTICLE XI
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

Limitation of Liability

      Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

      Section 2.

            (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

                                     C-20-

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b)   No indemnification shall be provided hereunder to a Covered
      Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

                                     C-21-

                  (i) such Covered Person shall have provided appropriate
            security for such undertaking,

                  (ii) the Trust is insured against losses arising out of any such advance payments or

                  (iii) either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

Shareholders

      Section 3. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.

                                   ARTICLE XII
                                  MISCELLANEOUS

Trust Not a Partnership, Except for Tax Purposes

      Section 1.

            (a) It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust (or a particular Series) or the Trustees shall look only to the assets of the Trust (or such Series) for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

            (b) Notwithstanding paragraph (a), it is intended that the Trust (or each Series if there is more than one Series) be classified for federal tax purposes as a partnership that is not a "publicly traded partnership" (or a "publicly traded partnership" that is treated as a corporation), and the Trustees shall do all things they, in their sole discretion, determine are necessary to achieve such objective.

                                     C-22-

      The Trustees, in their sole discretion and without the Shareholders' vote or consent, may amend this Declaration of Trust to ensure that such objective is achieved.

Trustee's Good Faith Action, Expert Advice, No Bond or Surety

      Section 2. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Establishment of Record Dates

      Section 3. The Trustees may close the Share transfer books of the Trust for a period not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for the payment of any distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for payment of any distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting or entitled to receive payment of any such distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at such meeting, or to receive payment of such distribution, or to receive such allotment or rights, or to exercise such rights as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Termination of Trust, a Series or a Class

      Section 4.

            (a) The Trust shall continue without limitation of time but subject to the provisions of paragraphs (b) and (c) of this Section 4.

            (b)   Subject to a Majority Shareholder Vote, the Trustees may:

                  (i) sell and convey through merger, consolidation,
            reorganization or otherwise the assets of the Trust, a Series or a Class or Classes to another trust, or a partnership, association or corporation

                                     C-23-

            ("Other Entity"), organized under the laws of any state for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such Other Entity; or

                  (ii) at any time sell and convert into money all of the assets of the Trust, a Series or Class, as appropriate.

      Upon making provision for the payment of all such liabilities pursuant to either clause (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) among the Shareholders of each affected Series in accordance with their positive Book Capital Account balances; however, the payment to the Shareholders of any particular Class within such Series may be reduced by any fees, expenses or charges allocated to that Class. Nothing in this Declaration of Trust shall preclude the Trustees from distributing such remaining proceeds or assets so that holders of the Shares of a particular Class or any affected Series receive as their ratable distribution Shares solely of an analogous class, as determined by the Trustees, of any Other Entity.

            (c)   The Trustees may take any of the actions specified in clauses
      (i) and (ii) of Section 4(b) above without obtaining a Majority Shareholder Vote of any Series or Class or of the Trust, except as otherwise required under the 1940 Act, if a majority of the Trustees makes a determination that (i) the continuation of a Series or Class or the Trust is not in the best interest of such Series or Class or the Trust or their respective Shareholders as a result of factors or events adversely affecting the ability of such Series or Class or the Trust to conduct its business and operations in an economically viable manner or (ii) a merger, consolidation, reorganization or similar transaction is in the best interest of the Series or Class or of the Trust, as appropriate. Such factors and events may include the inability of a Series, a Class or the Trust to maintain its assets at an appropriate size, changes in law or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class, or the Trust, invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust.

            (d) Upon completion of the distribution of the remaining assets as provided in paragraphs (b) and (c), the Trust, Series or Class, as appropriate, shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

Filing of Copies, References, Headings

      Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental

                                     C-24-
declaration of trust shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original may rely on a copy certified by any officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and the expressions "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

      Section 6. The trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust.

Amendments

      Section 7. This instrument can be amended, supplemented or restated by a majority vote of the Trustees. Amendments, supplements or restatements having the purpose of materially decreasing the rights of Shareholders in regard to liability and indemnification, as set forth in Article III Section 6 and Article XI Section 3, respectively, shall require a Majority Shareholder Vote. Copies of the amended, supplemented or restated Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

Fiscal Year

      Section 8. The fiscal year of the Trust shall end on a specified date as determined by the Trustees that is permitted for federal income tax purposes; provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

Notice to other Parties

      Section 9. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders

                                     C-25-
individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he and she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Provisions in Conflict with Law or Regulations

      Section 10.

            (a) The provisions of this Declaration of Trust are severable, and, if the Trustees determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act or other applicable laws and/or regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

            (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned, being all of the Trustees of AMR Investment Services Trust, have executed this instrument.

      [INSERT TRUSTEE SIGNATURES]

                                     C-26-

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]

                        American Independence Funds Trust

                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 9, 2004

                     International Multi-Manager Stock Fund
                                Money Market Fund

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMERICAN INDEPENDENCE FUNDS
TRUST

The undersigned hereby appoints Curtis Barnes and George Stevens proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the above referenced Funds (the "Fund"), each a separate series of American Independence Funds Trust, to be held at 2:00 p.m. (Eastern Standard Time) on August 9, 2004, at the Funds' offices located at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on June 14, 2004.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on June 14, 2004. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL:

                                                                                          WITHHOLD
                                                                                   FOR    AUTHORITY
                                                                                   ---    ---------
PROPOSAL 1: APPLICABLE TO THE INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

TO ELECT THE FOLLOWING EIGHT NOMINEES AS TRUSTEES OF THE AMR TRUST, EACH OF WHOM
WILL SERVE UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED:

TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX

                                OR

TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR INTERESTS THAT YOU ARE
CASTING FOR EACH NOMINEE IN THE APPROPRIATE BOXES:
                                                                                           [    ]

(1) William F. Quinn                                                                       [    ]

(2) Alan D. Feld                                                                           [    ]

(3) Stephen D. O'Sullivan                                                                  [    ]

(4) R. Gerald Turner                                                                       [    ]

(5) Kneeland Youngblood                                                                    [    ]

(6) W. Humphrey Bogart                                                                     [    ]

(7) Brenda A. Cline                                                                        [    ]

(8) Richard A. Massman                                                                     [    ]

                                                                                    FOR      AGAINST    ABSTAIN
                                                                                    ---      -------    -------
PROPOSAL 2: APPLICABLE TO INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

To approve changes to certain fundamental investment policies of the International Multi-Manager Stock Fund and the International Equity Portfolio:

To vote 100% of your votes FOR all of these items, just check this box:
                                                                                    [    ]

       2(A) INVESTMENTS IN COMMODITIES                                              [    ]     [    ]    [    ]

       2(B) LENDING                                                                 [    ]     [    ]    [    ]

       2(C) DELETING AFFILIATED TRANSACTIONS                                        [    ]     [    ]    [    ]

       2(D) ISSUING SENIOR SECURITIES                                               [    ]     [    ]    [    ]

       2(E) BORROWING                                                               [    ]     [    ]    [    ]

                                                                            FOR       AGAINST       ABSTAIN
                                                                            ---       -------       -------
PROPOSAL 3 : APPLICABLE TO INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

TO authorize the Trust, on behalf of the Fund, to vote at a meeting         [    ]     [    ]        [    ]
of the Portfolio's Trust to approve a Conversion Agreement


                                                                            FOR       AGAINST       ABSTAIN
                                                                            ---       -------       -------
PROPOSAL 4 :   APPLICABLE TO MONEY MARKET FUND ONLY

TO approve a change to the Fund's fundamental investment policy on
concentration of investments in any one industry                           [    ]      [    ]        [    ]

Signed: ____________________________________ Dated: __________________
           [Shareholder Name]

Signed: ____________________________________ Dated: __________________
           [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.